VORNADO
REALTY TRUST

MARCH 2020






FORWARD LOOKING STATEMENTS

VORNADO
REALTY TRUST

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust ("Vornado") may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates", "believes", "expects", "anticipates", "estimates", "intends", "plans", "would", "may" or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and costs to complete, incremental rent, incremental revenue and NOI, yields, value created and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general economic and competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors" in Vornado's Annual Report on Form 10-K for the year ended December 31, 2019.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

Market Data

Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information.

NEW YORK CITY FOCUSED

BEST-IN-CLASS ASSETS

LEADING OPERATING PLATFORM

VORNADO REALTY TRUST

UNIQUE & SCALABLE PENN DISTRICT OPPORTUNITY

FORTRESS BALANCE SHEET

TRACK RECORD OF VALUE CREATION

DEEP, TALENTED & EXPERIENCED MANAGEMENT TEAM

VORNADO REALTY TRUST

CORPORATE OFFICERS



- **STEVEN ROTH** — Chairman of the Board and Chief Executive Officer
- **MICHAEL J. FRANCO** — President
- **DAVID R. GREENBAUM** — Vice Chairman
- **JOSEPH MACNOW** — Executive Vice President, Chief Financial Officer, Chief Administrative Officer
- **GLEN WEISS** — Executive Vice President, Office Leasing, Co-Head of Real Estate
- **BARRY S. LANGER** — Executive Vice President, Development, Co-Head of Real Estate
- **HAIM S. CHERA** — Executive Vice President, Head of Retail

EXECUTIVE VICE PRESIDENTS



- **MIKE DOHERTY** — President & CEO of BMS
- **ROBERT ENTIN** — Executive Vice President, Chief Information Officer
- **EDWARD P. HOGAN, JR.** — Executive Vice President, Retail Leasing
- **FRED GRAPSTEIN** — Executive Vice President, Hotel Pennsylvania
- **MARK HUDSPETH** — Executive Vice President, Head of Capital Markets
- **MATTHEW IOCCO** — Executive Vice President, Chief Accounting Officer
- **MYRON MAURER** — Chief Operations Officer, theMART
- **THOMAS SANELLI** — Executive Vice President & Chief Financial Officer, New York
- **GASTON SILVA** — Chief Operations Officer
- **CRAIG STERN** — Executive Vice President, Tax & Compliance
- **LISA VOGEL** — Executive Vice President, Marketing

SENIOR VICE PRESIDENTS



- **MARK AMBROSONE** — Senior Vice President, Architecture & Design
- **DANA ARRIGO** — Senior Vice President, Corporate Accounting
- **DAVID BELLMAN** — Senior Vice President, Development Design & Construction
- **CLIFF BROSER** — Senior Vice President, Acquisitions & Capital Markets
- **ELANA BUTLER** — Senior Vice President, Retail Leasing Counsel
- **PAMELA CARUSO** — Senior Vice President, Office Leasing Counsel
- **CATHERINE CRESWELL** — Senior Vice President, Investor Relations
- **DANIEL EGAN** — Senior Vice President, Sustainability
- **RICH FAMULARO** — Senior Vice President, Controller
- **JOSH GLICK** — Senior Vice President, Office Leasing
- **ADAM GREEN** — Senior Vice President, Acquisitions & Capital Markets



- **GARY HANSEN** — Senior Vice President & Controller - Alexander's
- **PAUL C. HEINEN** — Senior Vice President, Office Leasing, theMART
- **JAMES IERVOLINO** — Senior Vice President, Risk Management
- **JAN LACHAPELLE** — Senior Vice President, Acquisitions & Capital Markets
- **FRANK MAIORANO** — Senior Vice President, Tax & Compliance
- **SUSAN MCCULLOUGH** — Senior Vice President, theMART - Tradeshows
- **DAVID PERL** — Senior Vice President, Lease Administration
- **MARIO RAMIREZ** — Senior Vice President, Acquisitions & Capital Markets
- **RICHARD RECZKA** — Senior Vice President, Acquisitions & Capital Markets
- **ALAN RICE** — Senior Vice President, Corporation Counsel
- **JESSICA ROSS** — Senior Vice President, Financial Planning & Analysis



- **STEVE SANTORA** — Senior Vice President, Financial Operations
- **MICHAEL SCHNITT** — Senior Vice President, Acquisitions & Capital Markets
- **SEAN SHERMAN** — Senior Vice President, Financial Operations
- **GEOFF SMITH** — Senior Vice President, Development
- **NICK STELLO** — Senior Vice President, IT Infrastructure
- **JARED TOOTHMAN** — Senior Vice President, Acquisitions & Capital Markets
- **ELI ZAMEK** — Senior Vice President, Development Design & Construction

RATIONALE FOR OWNING VORNADO STOCK

VORNADO REALTY TRUST

- Attractive common dividend yield of 4.9%[1]
- Trading at a significant discount to NAV
- Deep, talented, proven management team
- Fortress balance sheet with substantial cash and available liquidity (~$3.8 billion today and growing) to fund Penn District and take advantage of future investment opportunities
- Only significant way to invest publicly in fast growing West Side of Manhattan
- Growth from Penn District redevelopment - over 9 million SF existing portfolio with significant NOI upside and value creation
  - 6.8 million SF of office with average in-place rents of $66 PSF; neighboring properties to the west asking rents range from $110-225 PSF[2]
  - 5.2 million SF under development now, which is being self-financed with cash from 220 CPS
    - Farley Building (844,000 rentable SF) development in process
    - PENN 1 redevelopment in process
    - PENN 2 transformation (1.8 million rentable SF) in process
  - Hotel Pennsylvania site (2.8 million rentable SF of development)
  - Other development sites
- Internal growth over time from highly sought-after existing assets (e.g., 770 Broadway, 555 California Street, theMART)
- Largest owner of LEED certified buildings in New York City with 26 million SF
- Management has consistently acted to create shareholder value

1. *As of 2/28/2020 market close.*
2. *As of 12/31/2019.*

FORTRESS BALANCE SHEET

VORNADO REALTY TRUST

(Amounts in millions)

		DECEMBER 31, 2019
Secured debt	$	5,670
Unsecured debt		1,775
Pro rata share of non-consolidated debt		2,803
Less: noncontrolling interests' share of consolidated debt		(483)
Total debt		**9,765**
Projected cash proceeds from 220 Central Park South		(1,200)
Cash, restricted cash and marketable securities[1]		(1,347)
Net Debt	**$**	**7,218**
2019 EBITDAre, as adjusted[2]	**$**	**1,144**
Net Debt/EBITDAre, as adjusted		**6.3x**

- Investment grade debt — Baa2/BBB
- $2.2 BN in revolver capacity
- $1.3 BN in cash[1]
- Weighted average debt maturity — 3.5 years
- ~$9 BN of unencumbered assets

1. Includes $105 million 150 West 34th Street loan participation and deducts $398 million special dividend paid on January 15, 2020. Marketable securities represents PREIT shares which were sold in January 2020.
2. See page 30 for non-GAAP reconciliation.

COMPONENTS OF PRO-FORMA NOI AT SHARE - CASH BASIS[1]

Components of NOI at share - Cash Basis

Upon completion of the developments in process, the Penn District is expected to represent approximately 33% of NOI



PENN DISTRICT
23%
NYC RETAIL
19%
theMART / 555 CALIFORNIA
14%
NYC OFFICE
67%

2019 NOI: $1,168M[1]



TIMES SQUARE SOUTH
PENN 1
100 WEST 33RD
PENN DISTRICT
330 WEST 34TH
FARLEY BUILDING
PENN 15
PENN 2
PENN 11
260 ELEVENTH AVENUE
FLATIRON
CHELSEA
512 WEST 22ND STREET
85 TENTH AVENUE
UNION SQUARE
61 NINTH AVENUE
4 UNION SQUARE SOUTH
770 BROADWAY
GREENWICH VILLAGE
WEST VILLAGE
606 BROADWAY
HUDSON SQUARE

1. *NOI is a non-GAAP financial measure. See page 32 of this presentation for the non-GAAP reconciliation.*

SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO REALTY TRUST

PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


595 MADISON AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

PENN DISTRICT


7 WEST 34TH STREET


PENN 11


330 WEST 34TH STREET


PENN 1


PENN 2


THE FARLEY BUILDING

GRAND CENTRAL


90 PARK AVENUE

MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO REALTY TRUST



689 FIFTH AVENUE



640 FIFTH AVENUE



655 FIFTH AVENUE



697 FIFTH AVENUE



666 FIFTH AVENUE



510 FIFTH AVENUE



828-850 MADISON AVENUE



595 MADISON AVENUE



650 MADISON AVENUE



677 MADISON AVENUE


OLD NAVY

150 WEST 34TH STREET



435 SEVENTH AVENUE



4 UNION SQUARE



484-486 BROADWAY


YOU'RE WORTH IT
HAPPY NEW YEAR!
HAPPY NEW

1540 & 1535 BROADWAY




theMART







theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation

- 3,674,000 SF building – 94.6% Occupancy at 12/31/19
- Located in River North, the hottest submarket in Chicago
- Since 2011, have converted over 950,000 SF from showroom/trade show space to creative office space
- 2019 Cash NOI (non-GAAP) of $106.7 million[1] versus 2011 Cash NOI of $54.3 million
- In-place escalated rents average $48.56 PSF as of 12/31/19
- In conjunction with the City of Chicago, theMART hosts *Art on theMART*, a curated series of digital artwork projects by renowned artists across the 2.5 acre exterior river-façade of theMART. The installation is the largest permanent digital art projection in the world.

Major Tenants:

- 1871
- Allscripts Healthcare
- Allstate Insurance
- CCC Information Services
- ConAgra Foods Inc.
- Kellogg's
- Motorola Mobility (guaranteed by Google)
- Paypal, Inc.
- Razorfish
- Steelcase
- Yelp Inc.

1. *The 2019 Cash NOI includes the add back of free rent. See page 33 for non-GAAP reconciliation.*

555 CALIFORNIA STREET



555 California Street – the franchise office building in San Francisco and arguably the most iconic building on the west coast.

- 1,819,000 SF complex – 99.8% occupancy at 12/31/19
- 2019 Cash NOI (non-GAAP) of $61.3 million[1] at share
- In-place escalated rents average $81.92 PSF as of 12/31/19, which are significantly below market

Major Tenants:

- Bank of America
- Blue Shield
- Centerview Partners
- Dodge & Cox
- Fenwick & West LLP
- Goldman Sachs
- Jones Day
- Kirkland & Ellis LLP
- KKR
- Lending Home Corporation
- McKinsey & Company
- Microsoft
- Morgan Stanley
- Ripple Labs
- Sidley Austin
- UBS

1. *The 2019 Cash NOI includes the add back of free rent. See page 33 for non-GAAP reconciliation.*

NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

- 7-time Energy Star Partner of the Year; Sustained Excellence recipient 2020.
- Largest owner of LEED certified buildings in New York City with over 26 million square feet. All new commercial developments will be, at minimum, LEED Gold certified.
- NAREIT Leader in the Light award 10 years in a row.
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" since 2013, 7th year in a row. Our score of 91 ranks #4 out of 62 Listed (i.e. public) companies in the Americas region, and #59 out of the total 964 respondents.
- The Climate Group EP100 Member for commitment to 35% reduction in energy efficiency by 2026.
- 25% reduction in same-store greenhouse gas emission since 2009.
- Our marquee assets 731 Lexington Avenue and theMART are among the first buildings to achieve Fitwel certification.

PENN 1









FARLEY



THE **PENN** DISTRICT

WHERE TALENT IS OUR CLIENT



PENN 2











VORNADO
REALTY TRUST

www.vno.com

THE PENN DISTRICT IS THE EASIEST NEIGHBORHOOD TO GET TO AND SITS IN THE EPICENTER OF MANHATTAN.

Penn Station, including Moynihan Train Hall, is the busiest transportation hub in North America. Home to the Long Island Rail Road, New Jersey Transit, Amtrak and several subway lines.


BOSTON
3 HOURS & 30 MINUTES
NEW YORK
MASSACHUSETTS
CONNECTICUT
MOYNIHAN TRAIN HALL
NEW HOME TO AMTRAK
PENNSYLVANIA
PHILADELPHIA
1 HOUR & 15 MINUTES
NEW JERSEY
MARYLAND
WASHINGTON D.C.
3 HOURS
VIRGINIA

PENN STATION / MOYNIHAN TRAIN HALL IS THE LINCHPIN OF THE **NORTHEAST INNOVATION CORRIDOR**


UPPER WEST SIDE
UPPER EAST SIDE
QUEENS
HELL'S KITCHEN
MIDTOWN
TIMES SQUARE
GARMENT DISTRICT
PENN DISTRICT
HUDSON YARDS
MIDTOWN SOUTH
CHELSEA
FLATIRON DISTRICT
NEW JERSEY
WEST VILLAGE
GREENWICH VILLAGE
EAST VILLAGE
SOHO
LOWER EAST SIDE
TRIBECA
FINANCIAL DISTRICT
BROOKLYN

VORNADO REALTY TRUST

UNIQUE VALUE CREATION OPPORTUNITY

- Existing office leasable space of 6.8MM SF with average in-place rents of $66 PSF[1]
- Hudson Yards to the west asking rents range from $110-225 PSF[1]
- Transformation of the neighborhood, including from $3B of public investment, will enormously enhance the value of the Penn District's office and retail holdings

1. As of 12/31/2019


650,000
RIDERS PER DAY
New York City Subway
HUDSON RIVER
330 WEST 34TH ST
PENN 1
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN 2
PENN 15 (HOTEL PENN)
100 WEST 33RD ST MANHATTAN MALL
PENN 11
7 WEST 34TH ST
TRAINS FOR MOYNIHAN TRAIN HALL AND PENN STATION BELOW
NJTRANSIT
ESTIMATED OPENING 2022
PATH
HUDSON YARDS
MANHATTAN WEST
THE PENN DISTRICT

VORNADO OWNED PROPERTIES

"IN EVERY GREAT GLOBAL CITY, THE MOST VALUABLE REAL ESTATE STANDS ATOP THE MAJOR TRANSPORTATION HUB."

- JLL RESEARCH, 4/23/19

ONCE REDEVELOPED, THE VORNADO PENN DISTRICT HOLDINGS WILL JOIN THE LIST.


1
PENN

FARLEY





PENN 1




POLICE

PENN 2



DEVELOPMENT TIMELINE

VORNADO REALTY TRUST

EXPECTED COMPLETION DATE:

2020	2021	2022	FUTURE
FARLEY	PENN 1	PENN 2	








PENN 15


260 ELEVENTH

OTHER PENN DISTRICT DEVELOPMENT OPPORTUNITIES

THE PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF DECEMBER 31, 2019

VORNADO REALTY TRUST

(Amounts in thousands of dollars, except square feet)

Capital to fund these unencumbered projects comes principally from 220 CPS proceeds

ACTIVE PENN DISTRICT PROJECTS	PROPERTY RENTABLE SQ. FT.	BUDGET [1]	AMOUNT EXPENDED	REMAINDER TO BE EXPENDED	STABILIZATION YEAR	PROJECTED INCREMENTAL CASH YIELD
Farley (95% interest)	844,000	1,030,000 [2]	597,600	432,400	2022	7.4%
PENN 2 - as expanded[3]	1,795,000	750,000	40,820	709,180	2024	8.4%
PENN 1[4]	2,545,000	325,000	69,006	255,994	N/A	13.5%[4][5]
Districtwide Improvements	N/A	100,000	6,314	93,686	N/A	N/A
Total Active Penn District Projects		2,205,000	713,740	1,491,260 [6]		8.3%

1. *Excluding debt and equity carry.*
2. *Net of anticipated historic tax credits.*
3. *PENN2 (including signage) estimated impact on cash basis NOI and FFO of square feet taken out of service:*

	2020	2021	2022
Square feet out of service at end of year	1,140,000	1,190,000	1,200,000
Year-over-year reduction in Cash Basis NOI[i]	(25,000)	(14,000)	–
Year-over-year reduction in FFO[ii]	(19,000)	–	–

(i) After capitalization of real estate taxes and operating expenses on space out of service.
(ii) Net of capitalized interest on space out of service under redevelopment.

4. *Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.5% projected return is before the ground rent reset in 2023, which may be material.*
5. *Achieved as existing leases roll; average remaining lease term 5.1 years.*
6. *Expected to be funded from our balance sheet, principally from 220 CPS net sales proceeds.*

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

SIGNIFICANT DRY POWDER AVAILABLE FOR CURRENT PIPELINE & FUTURE INVESTMENTS

VORNADO
REALTY TRUST

(Amounts in thousands)



220 CPS REMAINING NET PROCEEDS
1,200,000
CASH AS OF 12/31/19[1]
1,347,000
FARLEY COST TO COMPLETE[2]
432,000
PENN 1 COST TO COMPLETE
256,000
PENN 2 COST TO COMPLETE
709,000
DISTRICTWIDE IMPROVEMENTS
94,000
PENN 15
260 ELEVENTH AVENUE
INVESTMENT OPPORTUNITIES
SOURCES
$2,547,000
USES
$1,491,000
AVAILABLE TO FUND FUTURE GROWTH
$1,056,000[3]

1. Includes restricted cash, marketable securities, 150 West 34th Street loan participation and deducts $398 million special dividend paid on January 15, 2020.
2. Farley development costs at our share, net of anticipated historic tax credits.
3. Does not include $1.83 billion of preferred equity received as part of the 2019 Retail Transaction.

FARLEY
UNIQUE HORIZONTAL CAMPUS DIRECTLY ON TOP OF TRANSPORTATION

VORNADO
REALTY TRUST



FARLEY
OFFICE INTERIORS & ROOFTOP PARK

VORNADO
REALTY TRUST









PENN 1
34TH STREET ENTRANCE


PENN STATION
RETAIL

PENN 1

LOBBY, AMENITY SPACE & PLAZA33

VORNADO REALTY TRUST









PENN 2
TRANSFORMATIVE REDEVELOPMENT

VORNADO
REALTY TRUST



PENN 2
REDEVELOPMENT FEATURES



New rooftop terrace
New penthouse duplex
New modern curtain wall
Two exterior loggias located on all floors
Two Bustle floors, 44,000 RSF each, featuring double height ceilings and column free space
New 4,000 SF town hall space
New triple height lobby located off of 33rd Street tree lined plaza

PENN 2
7TH AVENUE & 33RD STREET LOBBY

VORNADO
REALTY TRUST









GAAP "FFO, AS ADJUSTED" BRIDGE — 2018-2020

VORNADO REALTY TRUST

(Amounts in millions of dollars, except per share amounts)

	Amount	Per Share
2018 "FFO, as adjusted" [1]	713.5	3.73
Asset sales:		
LXP		
UE		
Retail JV		
330 Madison Avenue		
3040 M Street		
PREIT		
Total asset sales	(80.6)	
PENN 1 and PENN 2 out of service	(33.7)	
Retail bankruptcies (Forever 21 and Topshop)	(23.3)	
G&A expense (primarily non-cash stock based compensation associated with leadership changes)	(13.8)	
Other (primarily net interest savings of 27.2)	24.7	
Business growth	26.9	
2020 Budget "FFO, as adjusted" [2]	613.7	3.21

What didn't we know at Q3?	Amount	Per Share
Street's estimate of 2020 "FFO, as adjusted"		3.40
Adjustments:		
Kmart at PENN 1	(3.4)	
Loss of dividend income due to PREIT sale	(5.2)	
Accelerated relocation of tenants from PENN 2	(8.3)	
Free rent period for LVMH replacing Coach at 595 Madison Avenue	(7.2)	
Adjustments coming from our year end budget process:		
Lowering Hotel Penn	(9.1)	
Correction of a straight-line rent error in a joint venture partner's budget	(4.5)	
Total	(37.7)	(0.19)
Vornado 2020 budget "FFO, as adjusted"		3.21

1. *FFO, as adjusted and FFO, as adjusted per share are non-GAAP financial measures. See page 31 of this presentation for the non-GAAP reconciliations of 2018 FFO, as adjusted and FFO, as adjusted per share.*
2. *Reconciliations of 2020 budget FFO, as adjusted and 2020 budget FFO, as adjusted per share to the most directly comparable GAAP financial measures are not provided because the Company is unable to predict the impact of specified items over the next twelve months. As a result, the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available without unreasonable effort.*

VORNADO
REALTY TRUST

APPENDIX









NON-GAAP FINANCIAL MEASURES

VORNADO REALTY TRUST

This investor presentation contains certain non-GAAP financial measures, including net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") and funds from operations ("FFO"), as adjusted.

NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

FFO is computed in accordance with the definition adopted by the Board of Governors of NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.

A reconciliation of NOI, EBITDAre and FFO to net income, the most directly comparable GAAP measure, is provided on the following pages.

These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.

NON-GAAP RECONCILIATIONS

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Net income attributable to the Operating Partnership to EBITDAre and EBITDAre, as adjusted for the year ended December 31, 2019

	For the Year Ended December 31, 2019
Net income attributable to the Operating Partnership	$ 3,359
Interest and debt expense	390
Depreciation and amortization	530
Income tax expense	104
Net gain on transfer to Fifth Avenue and Times Square JV	(2,559)
Net gains on sales of depreciable real estate	(179)
Real estate impairment losses	32
EBITDAre	1,677
Adjustments, net [(1)]	(533)
EBITDAre, as adjusted	$ 1,144

1. *Includes our Real Estate Fund, non-cash impairment losses and related write-offs, change in fair value of marketable securities, gains on 220 CPS condominium units and other adjustments.*

VORNADO REALTY TRUST

Reconciliation of Net income attributable to common shareholders to FFO and FFO, as adjusted for the year ended December 31, 2018

(Amounts in millions, except per share amounts)

	For the Year Ended December 31, 2018
Net income attributable to common shareholders	$ 385
Depreciation and amortization	514
Net gains on sale of real estate	(162)
Real estate impairment losses	12
Decrease in fair value of marketable securities	30
After-tax purchase price fair value adjustment on depreciable real estate	(27)
Non-controlling interests' share of above adjustments and other	(22)
FFO attributable to common shareholders plus assumed conversions	730
Adjustments, net[1]	(16)
FFO attributable to common shareholders plus assumed conversions, as adjusted	$ 714
Per diluted share	$ 3.73

Reconciliation of weighted average shares outstanding used in determining FFO attributable to common shareholders plus assumed conversions per diluted share

(Amounts in thousands)

Weighted average common shares outstanding	190,219
Effective of dilutive securities:	
Employee stock options and restricted share awards	933
Convertible preferred shares	37
Denominator for FFO attributable to common shareholders plus assumed conversions, as adjusted per diluted share	191,189

1. *Includes our Real Estate Fund, non-cash impairment losses and related write-offs, gains on 220 CPS condominium units and other adjustments, net of noncontrolling interests' share of the adjustments.*

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Net income to Pro-Forma NOI at share - Cash Basis for the year ended December 31, 2019

	For the Year Ended December 31, 2019
Net income	$ 3,334
Depreciation and amortization expense	419
General and administrative expense	170
Transaction related costs, impairment losses and other	107
Income from partially owned entities	(79)
Loss from real estate fund investments	104
Interest and other investment income, net	(22)
Interest and debt expense	287
Net gain on transfer to Fifth Avenue and Times Square JV	(2,571)
Net gains on disposition of wholly owned and partially owned assets	(845)
Income tax expense	103
NOI from partially owned entities	322
NOI attributable to noncontrolling interests in consolidated subsidiaries	(69)
Adjustment for the 2019 Retail Transaction[1]	(33)
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other[2]	(34)
Total NOI at share - Cash Basis	1,193
Other Investments NOI - Cash Basis	(25)
NOI at share - Cash Basis	$ 1,168

Pro-Forma NOI at share - Cash Basis by segment

	For the Year Ended December 31, 2019
New York:	
Office (includes $28MM of BMS NOI)	$ 706
Retail[2]	220
Residential	22
Alexander's	45
Hotel Pennsylvania	7
	1,000
Other:	
theMART (including trade shows)	108
555 California Street	60
	168
NOI at share - Cash Basis excluding other investments	$ 1,168

1. *Adjusts January 1, 2019 through April 18, 2019 to reflect new ownership interests in the properties contributed to Fifth Avenue and Times Square JV.*
2. *Includes adjustment for Topshop at 608 Fifth Avenue and 478-486 Broadway, 330 Madison Avenue (sold July 11, 2019), 3040 M Street (sold September 19, 2019) and Forever 21 rent reduction at 1540 Broadway.*

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of theMART Net income to EBITDA, NOI - Cash Basis and NOI - Cash Basis as adjusted for the year ended December 31, 2011 and for the year ended December 31, 2019

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2011
Net income (loss)	$ 35.2	$ (4.5)
Interest and debt expense	18.8	31.2
Depreciation and amortization	40.8	21.6
EBITDA	94.8	48.3
Non-cash adjustments and other	5.5	3.1
NOI - Cash Basis	100.3	51.4
Free rent	6.4	2.9
NOI - Cash Basis as adjusted	$ 106.7	$ 54.3

Reconciliation of 555 California Street Net income to EBITDA, NOI at share - Cash Basis and NOI at share - Cash Basis as adjusted for the year ended December 31, 2019

	For the Year Ended December 31, 2019 at share
Net income	$ 16.2
Interest and debt expense	17.0
Depreciation and amortization	27.0
Income tax expense	0.4
EBITDA	60.6
Non-cash adjustments and other	(0.5)
NOI at share - Cash Basis	60.1
Free rent	1.2
NOI at share - Cash Basis as adjusted	$ 61.3

VORNADO
REALTY TRUST

MARCH 2020







